UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

Mitek Systems, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35231	87-0418827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100 San Diego, California		92101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 269-6800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 29, 2017, the Board of Directors (the “Board”) of Mitek Systems, Inc. (the “Company”), based upon the recommendation of the Compensation Committee of the Board, approved the Company’s executive bonus program for the fiscal year ending September 30, 2018 (the “2018 Plan”). Pursuant to the terms of the 2018 Plan, certain of the Company’s executives will be eligible to receive cash bonuses based upon the achievement of certain corporate and individual performance goals during the 2018 fiscal year. These bonuses are designed to attract, motivate, retain and reward the Company’s executives.
Under the 2018 Plan, our Chief Executive Officer has a bonus target equal to 80% of his annualized salary; our Chief Financial Officer has a bonus target equal to 60% of his annualized salary; our Chief Technical Officer has a bonus target of 60% of his annualized salary; our Chief Operating Officer has a bonus target of 50% of his annualized salary; and our General Counsel has a bonus target of 40% of his annualized salary. Up to 75% of the bonus target for these individuals is based upon achievement of two financial metrics (revenue and non-GAAP net income) and the remaining 25% of the bonus target is based upon achievement of certain individual performance goals. The maximum bonus payable to these individuals is 150% of their respective bonus targets.
Under the 2018 Plan, our General Manager (“GM”) (formerly our Chief Revenue Officer) has an annual bonus target equal to 50% of his annualized salary. Up to 87.5% of the bonus target is based upon achievement of certain financial metrics (revenue and non-GAAP net income) and the remaining 12.5% of the bonus target is based upon achievement of certain individual performance goals. The maximum bonus payable to the GM is 150% of his bonus target.
The foregoing description is intended only as a summary of the material terms of the 2018 Plan and is qualified in its entirety by reference to the text of the 2018 Plan, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Mitek Systems, Inc. Executive Bonus Program Fiscal 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitek Systems, Inc.

December 29, 2017	By:	/s/ Jeffrey C. Davison
Jeffrey C. Davison
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Mitek Systems, Inc. Executive Bonus Program Fiscal 2018.